SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 Date of Report:
                                  July 24, 1998
                                 --------------
                        (Date of earliest event reported)


                            Electric Lightwave, Inc.
                -------------------------------------------------
               (Exact name of Registrant as specified in charter)

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

         Delaware                     0-23393                     93-1035711
----------------------------   ------------------------      -------------------
(State or other jurisdiction   (Commission File Number)         (IRS Employer
     of incorporation)                                       Identification No.)

              4400 NE 77th Avenue, Vancouver, WA                  98662
------------------------------------------------------          --------
           (Address of principal executive offices)            (Zip Code)


                                  (360)892-1000
                                 ---------------
              (Registrant's telephone number, including area code)

                           No change since last report
                           ---------------------------
             (Former name or address, if changed since last report)
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

Item 5.  Other Events.
________________________________________________________________________________


This report is being filed to make available the following press release dated July 24, 1998.


________________________________________________________________________________


                  ELECTRIC LIGHTWAVE NAMES GUENTHER E. GREINER
                              TO BOARD OF DIRECTORS

________________________________________________________________________________

         International Finance Executive Joins Electric Lightwave Board

     VANCOUVER, Wash. July 24, 1998 - Electric Lightwave Inc. (NASDAQ: ELIX), an integrated communications provider, today announced the election of Guenther Greiner as a member of the company's board of directors.

     Greiner, currently president of International Corporate Consultancy, a global finance consulting service, has more than 40 years of experience in financial management and shareholder value creation.

     "Guenther brings an impressive background in finance and management experience to the Electric Lightwave board," said Dave Sharkey, president and chief operating officer of Electric Lightwave. "His knowledge and insight are outstanding assets to us as we continue to execute our business plan."

     Prior to founding the International Corporate Consultancy, Greiner held many financial management and executive positions at Citibank, a principal operating subsidiary of Citicorp, a global financial service organization. During his tenure at Citibank, Greiner was the president of Citibank Germany and senior vice president of Citibank. In addition, Greiner has held executive positions at Global Relationship Bank, World Corporation Group and Corporate Bank-Europe. Greiner received his education at Commercial Business School and Deutsche Bank as well as Harvard's Advanced Management Program. He also serves as a member of the board of directors of Ermenegildo Zegna, IFIL- Finanziaria di Participazion, New York Philharmonic, German American Chamber of Commerce, and American Institute for Contemporary German Studies /The Johns Hopkins University.


ABOUT ELECTRIC LIGHTWAVE

     Based in Vancouver, Wash., Electric Lightwave Inc. (NASDAQ: ELIX) is a full-service integrated communications provider offering local and long distance telephone service, videoconferencing, prepaid services, broadband transport, data and Internet access services to business customers throughout the western United States. Electric Lightwave's highly-rated Internet backbone recently ranked third in the nation for "Best Internet Value" by Boardwatch Magazine. Visit Electric Lightwave on the World Wide Web at www.eli.net.

                                     # # #

  All trademarks and registered trademarks are the property of their respective owners, with no intent to infringe.

                                   SIGNATURES
                                ----------------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            Electric Lightwave, Inc.
                            ------------------------
                                   Registrant




                              By: /s/ Kerry D. Rea
                           _____________________________
                           Vice President and Controller



Date:     July 27, 1998